October 30, 1997


Dear Shareholders:


Attached with this letter is the audited annual report for the Elite Group stock Growth & Income Fund and the bond Income Fund.

The fiscal year for the Elite Funds ended on September 30, completing our eleventh year. Many of you have been invested with us for the majority of those years and some of you are new this year. We sincerely appreciate everyone's support and patronage.

When we established the Elite Funds/McCormick Capital Management, our goal was to deliver a quality financial product that was cost effective for the client and void of sales commissions; a financial product that would perform well, avoids excessive risk, and is simple and flexible in its format. We think we have been able to successfully deliver such a product and we will continue to make it even better in the coming years.


                         The Elite Growth & Income Fund
                                  (stock fund)

The financial statements that make up the Annual Report give us the opportunity to review what has happened in the past and what may happen in the future. Looking back on fiscal 1998, we are disappointed to report that the Growth & Income Fund was down 4.82% for the year ending September 30. The three, five and ten year annualized rates of return are now 16.78%, 16.38%, and 14.76%, respectively.

The decline this year did not come as a surprise. After seven years of uninterrupted advances we became increasingly concerned that the risk in the stock market was greater than the potential reward. In April of this year we mailed to shareholders a sobering letter expressing our concern that the stock market had as much as 30% risk.

Although the stock market has declined as we expected, we still believe that it is prudent to be defensive. A review of the portfolio will show that we still retain approximately 10% in cash and 12% in bonds. Compared to this time last year, we have more invested in smaller companies, believing they represent the best value in the stock market. We balance the smaller company's investments against our larger "core" holdings like Microsoft, General Electric, Merck, and Federal National Mortgage (Fannie Mae).






                              The Elite Income Fund
                                   (bond fund)

The bond market has been the main beneficiary of the turmoil that plagued the stock market. As worldwide investors looked for safety, they poured a significant amount of capital into bonds. The result was higher bond prices and lower interest rates. For the fiscal year, the bond fund was up 13.44%. The three, five, and ten year annualized rates of return are 8.74%, 6.78%, and 8.04%, respectively.

Bond fund investors are going to have to understand that the entire level of interest rates has declined. Looking forward it is going to be difficult to achieve the same type of return that has been achieved in the past.


                             Performance Comparisons

On the following pages are two charts that show the growth in value of a hypothetical $10,000 investment in the Elite Income Fund, Growth & Income Fund and various indices. The chart starts on 9/30/88, which gives a ten-year record. As an investor, your investment results may differ significantly depending on when you initiated your investment and if there were subsequent investments.

Management of the funds does not think there is only one index (stocks or bonds) that accurately reflects how the Elite Funds are managed. Our funds are managed to our clients' objectives within the parameters of our prospectus, following the rules and regulations of various regulatory agencies. The various stock and bond indices are unmanaged, make no allowance for operating expenses and are free from regulation and tax implications.


Regards,



Richard S. McCormick



REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Elite Group

We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund and The Elite Income Fund as of September 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                           TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 21, 1998


THE FOLLOW DATA IS THE NUMERIC  REPRESENTAION OF THE BENCHMARK COMPARATIVE GRAPH
PRESENTED IN THE ANNUAL REPORT TO SHAREHOLDERS.

                                             Sep-88  Sep-89  Sep-90  Sep-91  Sep-92  Sep-93  Sep-94  Sep-95  Sep-96  Sep-97  Sep-98
Elite Income Fund $21,722                    10,000  10,920  11,678  13,161  14,302  15,648  15,011  16,896  17,535  19,148  21,722
Lehman Intermediate Govt. Index $22,352      10,000  10,962  11,903  13,521  15,206  16,368  16,122  17,831  18,741  20,208  22,352
Lehman Short-Term Govt. Index $20,375        10,000  10,889  11,904  13,244  14,557  15,276  15,452  16,717  17,663  18,878  20,375




                                             Sep-88  Sep-89  Sep-90  Sep-91  Sep-92  Sep-93  Sep-94  Sep-95  Sep-96  Sep-97  Sep-98
Elite Growth & Income Fund $39,604           10,000  13,078  11,519  15,198  16,337  18,549  20,737  24,868  30,900  41,610  39,604
Standard & Poors 500 Index $49,155           10,000  13,293  12,070  15,815  17,558  19,835  20,565  26,675  32,096  45,076  49,155
Lipper Growth & Income Fund Index $36,880    10,000  12,577  11,047  14,282  15,684  18,187  18,709  23,027  27,068  36,902  36,880



                            Portfolio of Investments
                         The Elite Growth & Income Fund
                               September 30, 1998



                                                                     Market Value
Shares                                                                 Note 2A
------                                                               -----------

                 Common Stock 79.3%


                 Capital Goods 23.1%
    180,000      Atrieva Inc. * (a) ...........................      $    36,000
     80,000      C-Cube Corporation* ..........................        1,395,000
     80,000      Cable Design Technologies* ...................        1,020,000
     30,000      Cisco Systems* ...............................        1,854,375
     24,000      General Electric .............................        1,909,500
     24,000      Hewlett-Packard ..............................        1,270,500
     16,000      I.B.M. Corporation ...........................        2,048,000
     30,000      Microsoft Corporation* .......................        3,301,875
     20,000      SBS Technologies* ............................          491,250
     20,000      Thomas & Betts ...............................          761,250
     80,000      U.S. Filter* .................................        1,280,000
     16,000      Xerox Corporation ............................        1,356,000
                                                                     -----------
                 Total Capital Goods ..........................       16,723,750
                                                                     -----------

                 Consumer Goods & Services 18.0%
     75,000      Budget Group* ................................        1,710,938
    135,000      Coffee Station, Inc* (a) .....................          168,750
     80,000      Eagle Hardware & Garden* .....................        1,720,000
     34,000      FDX Corporation* .............................        1,534,250
     24,000      H.R. Block ...................................          993,000
     30,000      Limited, Inc. ................................          658,125
     35,000      Optiva * (a) .................................        1,575,000
     30,000      Promus Hotel* ................................          826,875
     40,000      Starbucks* ...................................        1,450,000
     50,000      Sherwin Williams .............................        1,081,250
     50,000      Zale Corporation* ............................        1,281,250
                                                                     -----------
                 Total Consumer Goods & Services ..............       12,999,438
                                                                     -----------

                 Financial Intermediaries 13.3%
     48,000      A.C.E Limited (Insurance) ....................        1,440,000
     30,000      Conseco Incorporated .........................          916,875
     36,000      Fannie Mae ...................................        2,313,000
     30,000      Freddie Mac ..................................        1,483,125
     32,000      Mellon Bank, Inc. ............................        1,762,000
     50,000      Washington Mutual ............................        1,678,125
                                                                     -----------
                 Total Financial Intermediaries ...............        9,593,125
                                                                     -----------

                 Health Care Goods & Services 11.3%
     32,000      American Home Products .......................        1,676,000
     16,000      Merck & Co. ..................................        2,073,000
     30,000      Pathogenesis* ................................          997,500
     15,000      Pfizer, Inc. .................................        1,589,062
     45,000      Sierra Health Services* ......................          885,938
    150,000      Sun Healthcare Group* ........................          975,000
                                                                     -----------
                 Total Health Care Goods & Services ...........        8,196,500
                                                                     -----------

                                See Notes to Financial Statements


Portfolio of Investments
The Elite Growth & Income Fund
September 30, 1998- Continued


                                                                      Market Value
 Shares                                                                  Note 2A
 ------                                                                  -------

                   Energy 10.9%
   150,000         EEX Corporation* .........................         $  731,250
    25,000         Kerr McGee ...............................          1,137,500
   220,000         Ocean Energy* ............................          2,887,500
    90,000         Petroleum Geo Services* ..................          1,428,750
    80,000         Tidewater Incorporated ...................          1,660,000
                                                                      ----------
                   Total Energy .............................          7,845,000
                                                                      ----------

                   Basic Goods 2.7%
   280,000         National Steel ...........................          1,960,000
                                                                      ----------
                   Total Basic Goods ........................          1,960,000
                                                                      ----------


                 Total Value of Common Stock (Cost $44,774,075)       57,317,813

                    Options - Covered Calls  ( 1.8%)
                    --------------------------------
  30,000      Cisco Systems .......      ( $50.00       01-15-99)      (442,500)
  30,000      Microsoft ...........      ( $90.00       01-15-99)      (716,250)
  15,000      Pfizer ..............      ( $120.00      01-15-99)       (59,063)
  40,000      Starbucks ...........      ( $45.00       01-15-99)       (57,500)
  16,000      Xerox ...............      ( $110.00      01-15-99)       (25,000)
                                                                      ----------
                    Total Value of Calls (Cost $2,114,503)           (1,300,313)
                                                                      ----------

                                                                                                        ---------------------
Par Value
---------
                    Bonds  12.2%
$25,000,000    U.S. Government Zero Coupon due 05/15/19 .........      8,289,865
    500,000    Q-Point International 6.00% due 05/01/99 (a) .....        500,000
                                                                      ----------
               Total Value of Bonds (Cost $6,097,681) ...........      8,789,865
                                                                      ----------


Total Investments
(Cost $48,757,253**) ........................            89.7%        64,807,365

Cash and receivables
    in excess of liabilities ................            10.3%         7,463,342
                                                                     -----------

NET ASSETS ..................................           100.0%       $72,270,707
                                                        =====        ===========
                                                                     ===========

(a) Restricted  security  ( see note 3)
*    Non - income producing
**  Cost for Federal Income Tax purposes is the same.

At September 30, 1998, unrealized appreciation of securities for Federal Income Tax purposes is as follows:

     Unrealized appreciation                           $  23,011,261
     Unrealized depreciation                              (6,961,149)
                                                    ------------------
     Net unrealized appreciation                       $  16,050,112

       See Notes to Financial Statements


                            Portfolio of Investments
                              The Elite Income Fund
                                September 30,1998

                                                                                                    Market Value
Par Value                                                                                        Note 2A
---------

                        Bonds  95.1%


                        U.S. Government Notes and Bonds  62.0%
                        -------------------------------  -----

   1,150,000            U.S. Treasury Note
                             7.875% due 11/15/99                                                     $   1,191,800
   3,870,000            U.S. Treasury Note
                             6.250% due 02/15/03                                                         4,158,827
   6,700,000            U.S. Treasury Note
                             7.875% due 11/15/04                                                         7,936,983
   4,690,000            U.S. Treasury Bond
                             7.250% due 05/15/16                                                         5,824,719
                                                                                                ----------------------
                                  Total U.S. Government Notes and Bonds                                19,112,329

                                                                                                ----------------------

                        Electric Utilities   8.9%
      945,000           Niagara Mohawk Power
                             5.875% due 09/01/02                                                           953,269
      520,000           Ohio Power
                             6.750% due 04/01/03                                                           556,400
      500,000           Hawaiian Electric
                             6.660% due 12/05/05                                                           530,625
      650,000           Appalachian Power Co.
                             6.800% due 03/01/06                                                           707,687
                                                                                                ----------------------
                                  Total Electric Utilities                                               2,747,981

                                                                                                ----------------------

                        Gas Utilities  4.1%
      450,000           Entergy Arkansas Inc.
                             7.000% due 03/01/02                                                           475,312
      715,000           Pacific Gas Transmission
                             7.100% due 06/01/05                                                           788,288
                                                                                                ----------------------
                                    Total Gas Utilities                                                  1,263,600

                                                                                                ----------------------

                        Mortgage Backed 4.6%
     500,000            Fannie Mae (1993-93HA)
                            6.750%  due  01/25/08                                                         516,780
     550,000            Federal Home Loan (Mortgage Backed)
                            6.100%  due  02/15/24                                                         558,503
     337,394            Donaldson, Lufkin & Jenrette - A
                            6.500%  due  04/25/24                                                         337,596
                                                                                                ----------------------
                                    Total Mortgage Backed                                               1,412,879



                                         See Notes to Financial Statements






Portfolio of Investments
The Elite Income Fund
September 30, 1998- Continued


      Par Value                                                                                         Note 2A
      ---------                                                                                         -------


                        Financial/Corporate Bonds  15.5%

     150,000            GMAC

                            9.375%  due  04/01/00                                                  $    159,375

     500,000            Heller Financial

                            6.500%  due  05/15/00                                                       509,375

     250,000            Fannie Mae

                            6.375%  due  10/13/00                                                       250,092

     625,000            Chrysler Financial

                            5.875%  due  02/07/01                                                       637,500

     760,000            GMAC

                            6.875%  due  07/15/01                                                       796,100

     700,000            Ford Motor Credit

                            8.200%  due  02/15/02                                                       768,250

     500,000            Heller Financial

                            6.440%  due  10/06/02                                                       518,125

     500,000            Ford Motor Credit

                            6.375%  due  12/15/05                                                       526,875

     500,000            Freddie Mac

                            7.270%  due  04/07/06                                                       505,151

     500,000            Freddie Mac

                            0.000%  due  09/29/17                                                       114,596

                                                                                                ----------------------
                                    Total Financial/Corporate Bonds                                  4,785,439
                                                                                                ----------------------

                                    Total Value Bonds (Cost $27,374,836)                            29,322,228
                                                                                                ----------------------
                                                                                                ----------------------


   Shares
                        Preferred Stock  0.7%

         2,123          Entergy Gulf State Utilities  $8.64                                           216,546
                                                                                                ----------------------
                                Total Value of Preferred Stock (Cost $220,261)                        216,546
                                                                                                ----------------------

                             Total Investments
                             (Cost                                      95.8%                      29,538,774
                        $27,595,097**)
                                  Cash and receivables
                                   in excess of                          4.2%                       1,302,077
                        liabilities
                                                                   ------------               ----------------------

                                    NET                                100.0%                    $ 30,840,851
                        ASSETS
                                                                   ============               ======================

** Cost for Federal Income Tax purposes is the same.

At September 30, 1998, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                   Unrealized appreciation                  $ 1,954,930
                   Unrealized depreciation
                                                            (11,253)
                                                            =================
                   Net unrealized appreciation              $ 1,943,677
                                                            =================


                        See Notes to Financial Statements



                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1998

                                                                            THE ELITE
                                                                         GROWTH & INCOME           THE ELITE INCOME
                                                                              FUND                      FUND
                                                                          ------------                -----------
ASSETS:
Investments in securities at value (Notes 2A, 3 )
     (Cost $48,757,253 and  $27,595,097) ..............................   $ 64,807,365                $29,538,774
Cash and cash equivalent (Note 2E) ....................................      8,438,755                    794,844
Receivables:
     Interest .........................................................         63,305                    556,982
     Dividends ........................................................         45,560                       --
                                                                          ------------                -----------

     Total Assets .....................................................     73,354,985                 30,890,600
                                                                          ------------                -----------


LIABILITIES:
Payables:
      Investment securities purchased .................................      1,029,644                       --
     Capital stock reacquired .........................................         38,390                       --
     Distributions ....................................................         15,207                     46,225
     Accrued expenses .................................................          1,037                      3,524
                                                                          ------------                -----------

     Total Liabilities ................................................      1,084,278                     49,749
                                                                          ------------                -----------


NET ASSETS:
The Elite Growth & Income Fund--applicable to
  3,438,393 shares outstanding ........................................   $ 72,270,707
                                                                           ===========
The Elite Income Fund-applicable to 2,875,973
  shares outstanding ..................................................                              $ 30,840,851
                                                                                                      ===========
NET ASSET VALUE, OFFERING AND REDEMPTION  PRICE PER SHARE
  (Net assets / shares outstanding)
                                                                          $      21.02                $     10.72
                                                                          ============                ===========




At September 30, 1998 the components of net assets were as follows:

Paid-in capital .......................................................   $ 57,334,056                $28,869,471
Accumulated net realized gain (loss) ..................................     (1,150,223)                     3,159
Undistributed net investment income ...................................         36,762                     24,544
Net unrealized  appreciation ..........................................     16,050,112                  1,943,677
                                                                          ============                ===========

     Net Assets .......................................................   $ 72,270,707                $30,840,851
                                                                          ============                ===========

                        See Notes to Financial Statements


                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 1998

                                                                       THE ELITE          THE ELITE
                                                                    GROWTH & INCOME      INCOME FUND
                                                                           FUND
                                                                       -----------      -----------

INVESTMENT INCOME:
Income:
     Interest ....................................................     $   967,561      $ 1,359,904
     Dividends ...................................................         523,850           24,572
                                                                       -----------      -----------
         Total Income ............................................       1,491,411        1,384,476
                                                                       -----------      -----------

Expenses:
     Investment management fee ...................................         766,910          147,936
     Transfer agent fees .........................................          29,043           18,940
     Custodian fees ..............................................          35,242           10,533
     Professional fees (Note 6) ..................................          16,133            4,633
     Trustees fees and expenses ..................................          18,280            5,320
     Record keeping services .....................................          57,462        1,216,615
     Shareholder reports .........................................           5,266              845
     Registration fees and other .................................          17,875            9,743
                                                                       -----------      -----------
         Total Expenses ..........................................         946,211          214,565
                                                                       -----------      -----------
Fees paid indirectly (Note 6) ....................................         (60,647)            --
Fees paid by manager  (Note 5) ...................................            --            (20,597)
         Net Expenses ............................................         885,564          193,968
                                                                       -----------      -----------

         Net Investment Income ...................................         605,847        1,190,508
                                                                       -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENT SECURITIES AND OPTIONS CONTRACT
Net realized gain (loss):
Investment securities ............................................        (149,111)          49,483
Expired and closed covered call
  options written (Note 4) .......................................      (1,001,112)            --
                                                                       -----------      -----------
Net realized gain (loss) on
  investment securities and option ...............................      (1,150,223)          49,483
  contracts
                                                                       -----------      -----------
Net increase (decrease) in unrealized appreciation of
  investment securities ..........................................      (3,913,327)       1,712,996
                                                                       ===========      ===========
Net increase (decrease) in net assets  resulting from
  operations .....................................................     $(4,457,703)     $ 2,952,987
                                                                       ===========      ===========

                        See Notes to Financial Statements



                       STATEMENT OF CHANGES IN NET ASSETS


                                    THE ELITE
                              GROWTH & INCOME FUND
                        For the Years Ended September 30


                                                                      1998               1997
                                                                      ----               ----


OPERATIONS:
     Net investment income ...............................     $    605,847      $    767,877
     Net realized gain (loss) on investment
       securities and options contracts ..................       (1,150,223)        5,907,320
     Net increase (decrease) in unrealized appreciation of
      investment securities ..............................       (3,913,327)        9,998,526
                                                               ------------      ------------
     Net increase (decrease) in net assets resulting from
      operations .........................................       (4,457,703)       16,673,723

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ............         (569,085)         (751,449)
     Distributions from net realized gains on
       investment transactions ...........................             --         (11,069,678)

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from capital share
transactions (a) .........................................        9,578,726        18,066,984
                                                               ------------      ------------
         Total increase in net assets ....................        4,551,938        22,919,580

NET ASSETS:
     Beginning of year ...................................       67,718,769        44,799,189
                                                               ============      ============
     End of year (including undistributed
       net investment income of $36,762 and
       $ -0- respectively)  ..............................     $ 72,270,707      $ 67,718,769
                                                               ============      ============

(a)Transactions in capital stock were as follows:

                                          Year Ended September                          Year Ended
                                                 30,1998                             September 30,1997
                                      -----------------------------             ---------------------------

                                           Shares             Value           Shares             Value
                                        -----------      ------------      -----------      ------------
Shares sold .........................       868,755      $ 20,261,676          464,160      $  9,881,155
Shares issued in reinvestment
  of distributions ..................        23,665           537,450          563,824        11,716,467
                                        -----------      ------------      -----------      ------------
                                            892,420        20,799,126        1,027,984        21,597,622
Shares redeemed .....................   (11,220,400)         (165,034)      (3,530,638)
                                                                                                (497,374)
                                        -----------      ------------      -----------      ------------

     Net increase ...................       395,046      $  9,578,726          862,950      $ 18,066,984
                                        ===========      ============      ===========      ============

                        See Notes to Financial Statements


                       STATEMENT OF CHANGES IN NET ASSETS




                                    THE ELITE
                                   INCOME FUND
                        For the Years Ended September 30


                                                               1998              1997
                                                       ------------      ------------

OPERATIONS:
     Net investment income .......................     $  1,190,508      $    848,036
     Net realized gain on investment securities ..           49,483             4,750
     Net increase in unrealized
       appreciation of investment securities .....        1,712,996           380,175
                                                       ------------      ------------
     Net increase in net assets resulting from
        Operations ...............................        2,952,987         1,232,961

NET EQUALIZATION CREDITS (NOTE 2D) ...............          108,697            19,511

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ....       (1,285,477)         (872,325)

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from capital
       share transactions (a) ....................       12,752,701         3,313,313
                                                       ------------      ------------
         Total increase in net assets ............       14,528,908         3,693,460

NET ASSETS:
     Beginning of year ...........................       16,311,943        12,618,483
                                                       ============      ============
     End of year (including undistributed net
        investment income of $24,544 and $10,816
        respectively)  ...........................     $ 30,840,851      $ 16,311,943
                                                       ============      ============

(a)Transactions in capital stock were as follows:

                                                               Year Ended                                 Year Ended
                                                            September 30,1998                      September 30,1997
                                                     --------------------------------         ---------------------------

                                                            Shares            Value          Shares            Value
                                                         -----------      ------------      ----------      -----------
Shares sold ........................................       1,603,301      $ 16,408,068         545,012      $ 5,376,650
Shares issued in reinvestment
   of  distributions ...............................         109,272         1,135,100          85,735          842,573
                                                         -----------      ------------      ----------      -----------
                                                           1,712,573        17,543,168         630,747        6,219,223
Shares redeemed ....................................        (468,391)       (4,790,467)       (296,277)      (2,905,910)
                                                         -----------      ------------      ----------      -----------

 Net increase ......................................       1,244,182      $ 12,752,701         334,470        3,313,313
                                                         ===========      ============      ==========      ===========

                        See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS


                                    THE ELITE
                              GROWTH & INCOME FUND
                  For a share outstanding throughout each year


                                                         Years Ended September 30,
                                            1998              1997             1996              1995             1994

Net asset value, beginning of year     $   22.25    $   20.55    $   16.64    $   15.29    $   14.44
                                          ------       ------       ------       ------       ------
Income from investment operations
Net investment income                        .18          .29          .11          .18          .11
Net gain (loss) on securities
(both realized and unrealized)             (1.24)        6.15         3.92         2.52         1.56
                                          ------       ------       ------       ------       ------
Total from investment
operations                                 (1.06)        6.44         4.03         2.70         1.67
                                          ------       ------       ------       ------       ------
Less Distributions
Dividends from net investment
income                                      (.17)        (.29)        (.12)        (.18)        (.10)
Distributions from capital gains             ---        (4.45)         ---        (1.17)        (.72)
                                          ------       ------       ------       ------       ------

Total distributions                         (.17)       (4.74)        (.12)       (1.35)        (.82)
                                          ------       ------       ------       ------       ------

Net asset value, end of year           $   21.02    $   22.25    $   20.55    $   16.64    $   15.29
                                          ======       ======       ======       ======       ======

Total Return                               (4.82%)      34.66%       24.26%       19.92%       11.80%

Ratios/Supplemental Data
Net asset value, end of year
(in 000's)                              $   72,271     $   67,719     $   44,799     $   31,182    $   25,380
Ratio of expenses to average net
assets                                      1.23%*         1.30%*         1.42%*         1.42%
                                                                                                       1.33%
Ratio of net investment income
To average net assets                        .71%          1.41%          1.18%           .73%
                                                                                                        .61%

Portfolio turnover                        138.49%        115.80%        156.93%        137.56%       153.34%



     *Ratio reflects fees paid through a directed brokerage arrangement. Expense ratio for 1994 excludes these payments. No fees were paid through a brokerage arrangement for 1996. The expense ratios for 1998, 1997 and 1995 after reduction of fees paid through the directed brokerage arrangement were 1.15%, 1.27% and 1.35%, respectively.

                        See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS


                                    THE ELITE
                                   INCOME FUND
                  For a share outstanding throughout each year


                                                             Years Ended September 30,
                                           1998          1997         1996         1995         1994

Net asset value, beginning of year     $   10.00    $    9.73    $   10.03    $    9.48    $   10.61
                                          ------       ------       ------       ------       ------
Income from investment operations
  Net investment income ..........           .59          .60          .60          .62          .61
  Net gain (loss) on securities
  (both realized and unrealized) .           .72          .27         (.23          .54        (1.03)

                                          ------       ------       ------       ------       ------

      Total from investment
       operations ................          1.31          .87          .37         1.16         (.42)
                                          ------       ------       ------       ------       ------
  Less Distributions
  Dividends from net investment
  income .........................          (.59)        (.60)        (.62)        (.61)        (.61)
  Distributions from capital gains            --           --         (.05)          --         (.10)
                                          ------       ------       ------       ------       ------

      Total distributions ........          (.59)        (.60)        (.67)        (.61)        (.71)
                                          ------       ------       ------       ------       ------

Net asset value, end of year .....     $   10.72    $   10.00    $    9.73    $   10.03    $    9.48
                                          ======       ======       ======       ======       ======

      Total Return ...............         13.44%        9.20%        3.79%       12.56%       (4.07%)


Ratios/Supplemental Data
  Net asset value, end of year
    (in 000's) .................         $   30,841      $   16,312      $   12,618      $   12,366       $   11,505
  Ratio of expenses to average
    net assets .................               .92%            .96%           1.00%           1.12%*           1.11%
  Ratio of net investment income
    to average net assets ......              5.63%           6.01%           6.01%           6.34%            5.98%

Portfolio turnover .............             21.41%          37.60%          42.24%          40.88%           43.37%



     * Ratio reflects fees paid though a directed brokerage arrangement. Expense ratio for 1994 excludes these payments. No fees were paid through a directed brokerage arrangement for 1998, 1997 or 1996. Expense ratio for 1995 after reduction of fees paid through the directed brokerage arrangement was 1.08%

                       See Notes to Financial Statements
NOTES TO FINANCIAL STATEMENTS
September 30,1998


Note 1 - Organization
          The Elite Growth and Income Fund and The Elite Income Fund (the "Funds") are two series of shares of beneficial interests of The Elite Group (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the two series above. The Elite Growth & Income Fund's investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite Income Fund's investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

Note 2 - Significant Accounting Policies
          The  following  is  a  summary  of  significant   accounting  policies
     consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over-the counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

     B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.

     C. Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     D. Equalization (The Elite income Fund) - The Fund follows the practice known as "equalization" by which a portion of the proceeds from sales and costs of repurchases of shares of the Fund is credited or charged to income on the date of the transaction so that undistributed net income per share is unaffected by shares of the Fund sold or repurchased.

     E. Cash Equivalent - Consists of investment in mutual fund money market accounts.

     F. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post - October losses. Interest income and estimated expenses are accrued daily.

     G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
September 30, 1998


Note 3 - Restricted Securities
     The Funds may invest in restricted securities. Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and as a result are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. There are no unrestricted securities of these issuers. At September 30, 1998 the Elite Growth and Income Fund had investments in restricted securities with the date of acquisition, cost, fair value and percentage of net assets listed below:

                                                              Dates of                                      Percentage of
                                                             Acquisition                 Cost        Value    Net Assets
Stocks
     180,000 Atrieva Corporation .............................  08/29/94           $  216,000   $   36,000       .05%
      35,000 Optiva Corporation ..............................  04/25/94              148,750    1,575,000      2.18%
     135,000 Coffee Station, Inc .............................  04/16/96              303,750      168,750       .23%
                                                                                      -------      -------       ----
                                                                                      668,500    1,779,750      2.46%
Bonds
   $ 500,000 Q Point Intl. 6% 5/1/99 .........................  10/27/97              500,000      500,000       .69%
                                                                                   ----------   ----------       ----

                                                                                   ==========   ==========       ====
     Total ...................................................                     $1,168,500   $2,279,750      3.15%
                                                                                   ==========   ==========       ====


Note 4 -  Purchases  and  Sales  of  Securities
     For the year ended September 30, 1998, purchases and sales of securities, other than options and short-term notes were as follows:

                                                             Purchases          Sales
                                                             ---------          -----
The Elite Growth and Income Fund                           $102,300,193     $98,987,400
The Elite Income Fund                                       $16,616,540      $4,317,874


     For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

                                                                 Number of
                                                                 Contracts*    Premiums
                                                                 ----------    --------
Options outstanding at beginning of year ........................    2,860   $ 1,088,662
Options written .................................................   14,041     8,599,906
Options terminated in closing purchase transactions .............  (12,861)   (6,832,116)
Options exercised ...............................................       --            --
Options expired .................................................   (2,730)     (741,949)
                                                                   =======   ===========
Options outstanding at September 30,1998 ........................    1,310   $ 2,114,503
                                                                   =======   ===========

         * Each contract represents 100 shares of common stock


Note 5 - Investment Management Fee and Other Transactions with Affiliates

     The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite Growth & Income Fund and The Elite Income Fund, the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8% of 1%, respectively, over $250 million up to $500 million; and 1/2 of 1% over $500 million for each Fund.

     The Manager may voluntary reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions). Voluntary reimbursements may cease at any time without prior notice.


NOTES TO FINANCIAL STATEMENTS
September 30, 1998


NOTE 6 - Directed Brokerage Arrangement
     In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. Expenses paid under this arrangement during the year ended September 30, 1998 were $60,647 for the Elite Growth & Income Fund.


NOTE 7 - Concentration
     Although both of the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods and services, financial intermediaries, health care goods and services, and energy industries. The Elite Income Fund has investments in excess of 10% in the financial industry.